PRODUCT INFORMATION NOTICE DATED AUGUST 12, 2021
to the following variable annuity contracts

Issued by Talcott Resolution Life Insurance Company Separate Account Two:

Director Select Plus Series II/IIR	Director Select Outlook Series II/IIR	Director Select Outlook Series I/IR
The Director Select Plus Series I/IR

Issued by Talcott Resolution Life Insurance Company Separate Account Three:

The Director M Select Plus	The Director M Select Outlook

Issued by Talcott Resolution Life Insurance Company Separate Account Seven:

Personal Retirement Manager Select Series I	Leaders Select Plus Series I	Leaders Select Series II
Leaders Select Outlook Series I	Leaders Select Series III

Issued by Talcott Resolution Life and Annuity Insurance Company Separate Account One:

Director Select Outlook Series II/IIR

This product notice updates certain information for insurance products issued by
Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company

Effective on or about October 11, 2021, the following funds available under your contract will be renamed as shown in the table below:

Current Name:	New Name (effective October 11, 2021):
Wells Fargo VT International Equity Fund - Class 1	Allspring VT International Equity Fund - Class 1
Wells Fargo VT Omega Growth Fund - Class 1	Allspring VT Omega Growth Fund - Class 1
Wells Fargo VT Opportunity Fund - Class 1	Allspring VT Opportunity Fund - Class 1
Wells Fargo VT Small Cap Growth Fund - Class 1	Allspring VT Small Cap Growth Fund - Class 1

This Product Notice Should Be Retained for Future Reference

HV-7863